UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 1, 2007

EMPYREAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada                                     0-30118                                     88-0413417
(State or other jurisdiction of     (Commission File                         (IRS Identification
incorporation)                           Number)                                     No.)

11200, Westheimer Rd., Suite 900, Houston, TX 77042
(Address of principal executive offices) (Postal Code)
Registrant's telephone number, including area code: (713) 243-8731

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 1, 2007, Bill Melchiori is resigning his position as CFO and Director of the Company. There have been no disagreements between Mr. Melchiori and the Company on any matter relating to the Company's operations, policies or practices. The Company has provided Mr. Melchiori with a copy of the disclosures it is making as of a date no later than the date this report is filed with the Securities and Exchange Commission, and has provided him the opportunity to supply a letter stating whether or not he disagrees with the statements made herein. Any such letter will be filed as an exhibit to this Form 8K within two business days of receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2007                                                                    EMPYREAN HOLDINGS, INC.

                                                                                                                                  /s/ Robert L. Lee
                                                                                                                                  By: Robert L. Lee
                                                                                                                                  President, Director